[OPTICARE LOGO]

                                  Contact: Christopher J. Walls, General Counsel OptiCare Health Systems, Inc.
                                  (203) 596-2236

FOR IMMEDIATE RELEASE


                          OPTICARE HEALTH SYSTEMS, INC.
                   REPORTS 3RD QUARTER 2003 FINANCIAL RESULTS

      -- 3rd Quarter Revenues Grow 43% over Prior Year to $32.9 Million --

         WATERBURY, Conn., November 17 /PRNewswire-FirstCall/ -- OptiCare Health Systems, Inc. (Amex: OPT) announced today that total revenue increased to $32.9 million for the three months ended September 30, 2003 compared to $23.0 million for the same period in 2002, an increase of $9.9 million or 43%. Total revenue for the nine months ended September 30, 2003 was $97.9 million compared to $70.4 million for the same period in 2002, an increase of $27.5 million or 39%. These revenue increases were primarily attributable to revenue generated by Wise Optical, the Yonkers, New York-based optical products distributor, which OptiCare acquired in February.

         OptiCare recorded a net loss of $8.5 million for the three months ended September 30, 2003, which includes $7.0 million of non-cash charges. The non-cash charges include $5.0 million of income tax expense, primarily to establish a valuation allowance against OptiCare's deferred tax assets, a $1.3 million write-off of goodwill and $0.7 million of depreciation and amortization.

         For the nine months ended September 30, 2003, OptiCare recorded a $10.5 million net loss, which includes $9.6 million of non-cash charges The non-cash charges include $5.0 million of income tax expense, a $1.3 million write-off of goodwill, a $1.8 million loss from early extinguishment of debt and $1.5 million of depreciation and amortization.

         Dean J. Yimoyines, OptiCare's Chairman and Chief Executive Officer, stated, "We continue to execute on our integration plan for Wise Optical and to develop it into a cornerstone of our distribution business."

         OptiCare Health Systems, Inc. is an integrated eye care services company focused on vision benefits management (managed vision), the distribution of products and software services to eye care professionals, and consumer vision services, including medical, surgical and optometric services and optical retail.

         This press release may contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. OptiCare's actual results could differ materially from those expressed or indicated by any forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the risk that OptiCare may not be able to improve cash flow, may not be able to successfully integrate its acquisitions, to retain and attract qualified employees, the impact of current and future governmental regulations in existing lines of business, OptiCare's ability to successfully and profitably manage its operations and growth of the operations, if any, the risks related to managed care contracting, and the ability of OptiCare to successfully raise capital on commercially reasonable terms, if at all. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in OptiCare's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ending December 31, 2002. Forward-looking statements speak only as of the date they are made, and OptiCare undertakes no duty or obligation to update any forward-looking statements in light of new information or future events.


SOURCE:  OptiCare Health Systems, Inc.
CONTACT: Christopher J. Walls, General Counsel, OptiCare Health Systems, Inc.

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                                 SEPTEMBER 30,        DECEMBER 31,
                                                                                     2003                 2002
                                                                                ----------------    -----------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                           $  2,233             $  3,086
   Accounts receivable, net                                                              11,445                5,273
   Inventories                                                                            6,405                2,000
   Deferred income taxes, current                                                             -                1,660
   Other current assets                                                                     598                  885
                                                                                ----------------    -----------------
       TOTAL CURRENT ASSETS                                                              20,681               12,904
Property and equipment, net                                                               5,232                3,337
Intangible assets, net                                                                    1,222                1,353
Goodwill, net                                                                            19,534               20,516
Deferred income taxes, non-current                                                            -                3,140
Other assets                                                                              3,095                3,855
                                                                                ----------------    -----------------
        TOTAL ASSETS                                                                   $ 49,764             $ 45,105
                                                                                ================    =================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                                    $  8,820             $  2,902
   Accrued expenses                                                                       6,430                5,255
   Current portion of long-term debt                                                        426                1,266
   Other current liabilities                                                              1,379                1,245
                                                                                ----------------    -----------------
        TOTAL CURRENT LIABILITIES                                                        17,055               10,668
                                                                                ----------------    -----------------

Long-term debt--related party                                                                 -               15,588
Other long-term debt, less current portion                                               10,284                2,564
Other liabilities                                                                           523                  615
                                                                                ----------------    -----------------
       TOTAL NON-CURRENT LIABILITIES                                                     10,807               18,767
                                                                                ----------------    -----------------

Series B 12.5% voting, mandatorily redeemable, convertible preferred stock--related party ($5,476 aggregate liquidation preference); 5,000,000 shares authorized (with Series C preferred stock); 3,204,959 shares issued
   and outstanding.                                                                       5,476                5,018
                                                                                ----------------    -----------------

STOCKHOLDERS' EQUITY:
Series C preferred stock, $0.001 par value ($16,190 aggregate liquidation preference); 406,158 shares issued and outstanding at September 30,
    2003; No shares authorized, issued or outstanding at December 31, 2002.                   1                    -
Common stock, $0.001 par value; 150,000,000 shares authorized;
    30,353,542 and 28,913,990 shares outstanding at September 30, 2003 and
    December 31, 2002, respectively.                                                         30                   29
Additional paid-in-capital                                                               79,853               63,589
Accumulated deficit                                                                    (63,458)             (52,966)
                                                                                ----------------    -----------------
         TOTAL STOCKHOLDERS' EQUITY                                                      16,426               10,652
                                                                                ----------------    -----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                             $ 49,764             $ 45,105
                                                                                ================    =================

                 OPTICARE HEALTH SYSTEMS, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                  THREE MONTHS                     NINE MONTHS
                                                              ENDED SEPTEMBER 30,              ENDED SEPTEMBER 30,
                                                          ---------------------------     ----------------------------
                                                             2003            2002            2003            2002
                                                          ------------    -----------     ------------    ------------
NET REVENUES:
  Managed vision                                             $  7,118        $ 7,217        $  22,006        $ 21,970
  Product sales                                                20,038          9,920           56,961          31,675
  Other services                                                5,438          5,182           16,222          15,486
  Other income                                                    352            671            2,720           1,317
                                                          ------------    -----------     ------------    ------------
   Total net revenues                                          32,946         22,990           97,909          70,448
                                                          ------------    -----------     ------------    ------------

OPERATING EXPENSES:
   Medical claims expense                                       5,993          5,009           17,250          16,807
   Cost of product sales                                       15,698          7,992           44,251          25,244
   Cost of services                                             2,233          1,855            6,685           6,137
   Selling, general and administrative                         10,195          6,571           28,925          19,093
   Goodwill impairment loss                                     1,300              -            1,300               -
   Depreciation                                                   645            463            1,371           1,402
   Amortization                                                    44             45              132             134
   Interest                                                       333            769            1,729           2,300
                                                          ------------    -----------     ------------    ------------
        Total operating expenses                               36,441         22,704          101,643          71,117
                                                          ------------    -----------     ------------    ------------

Gain (loss) from early extinguishment of debt                       -              -           (1,847)          8,789
                                                          ------------    -----------     ------------    ------------
Income (loss) from continuing operations before
   income taxes                                                (3,495)           286           (5,581)          8,120
Income tax expense                                              4,984            182            4,911           3,275
                                                          ------------    -----------     ------------    ------------
Income (loss) from continuing operations                       (8,479)           104          (10,492)          4,845

Income (loss) from discontinued operations, net of tax              -            130                -             313
Loss on disposal of discontinued operations                         -           (153)               -          (4,092)
                                                          ------------    -----------     ------------    ------------
Net income (loss)                                              (8,479)            81          (10,492)          1,066

Preferred stock dividends                                        (159)          (143)            (459)           (388)
                                                          ------------    -----------     ------------    ------------
Net income (loss) available to common stockholders           $ (8,638)       $   (62)       $ (10,951)       $    678
                                                          ============    ===========     ============    ============


EARNINGS (LOSS) PER SHARE:
Income (loss) per common share from continuing
operations:
  Basic                                                      $ (0.29)       $ (0.01)         $ (0.37)         $  0.35
  Diluted                                                    $ (0.29)       $ (0.01)         $ (0.37)         $  0.10
Income (loss) per common share from discontinued operations:
  Basic                                                             -       $ (0.00)                -         $(0.30)
  Diluted                                                           -       $ (0.00)                -         $(0.08)
Net income (loss) per common share:
  Basic                                                      $ (0.29)       $ (0.01)         $ (0.37)         $  0.05
  Diluted                                                    $ (0.29)       $ (0.01)         $ (0.37)         $  0.02